                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                                November 11, 2002

      In connection with the Quarterly Report on Form 10-Q by Kaiser Aluminum &
Chemical Corporation, a Delaware corporation (the "Company"), for the period ending September 30, 2002 (the "Report"), as filed on the date hereof with the
Securities and Exchange Commission, the undersigned, John T. La Duc, Chief
Financial Officer of the Company, does hereby certify, pursuant to 18 U.S.C.
1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer's knowledge:

      (1)  The Report fully complies with the requirements of Section 13(a) or
           15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or
           78o(d)); and

      (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the
           Report.

      IN WITNESS WHEREOF, the undersigned has executed this certification as of the date first above written.

                                                     /s/ John T. La Duc
                                                     John T. La Duc
                                                     Chief Financial Officer